CIRCON CORPORATION  6500 Hollister Avenue   Santa Barbara, California 93117
                                         (805)685-5100        Fax (805)968-7385






April 28, 1995



Operations Center
Attn:     EDGAR Filing Support
Securities and Exchange Commission
Washington, DC 20549



                    RE:  Circon Corporation
                         Commission File No. 0-12025


Ladies and Gentlemen:

     Registrant is filing with the Securities and Exchange Commission ("SEC") together with this covering letter additional materials which were earlier filed with the SEC as noted below.  No additional fee is being paid because a fee was paid upon filing of the Preliminary Proxy Statement.

     (1) SCHEDULE 14A INFORMATION having the Preliminary Proxy Statement and payment of $125 Filing Fee boxes checked relating to the Preliminary Proxy Statement filed with the SEC on April 13,1995;
     (2) SCHEDULE 14A INFORMATION having the Definitive Proxy Statement and fee paid previously with the preliminary materials boxes checked relating to the Definitive Proxy Statement filed with the SEC on April 26,1995; and
     (3) SCHEDULE 14A INFORMATION having the Definitive Additional Materials and fee paid previously with the preliminary materials boxes checked relating to the Definitive Additional Materials in the form of (1) page supplement filed with the SEC on April 27,1995; and




 As required by Rule 14a-6(d), we inform you that the proxy material and annual report are being mailed to shareholders on April 28, 1995.



                                   Respectfully submitted,



                                   Daniel J. Meaney, Jr.
                                   Vice President, Secretary
                                   and General Counsel


SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-11 (c) or Section 240.14a-12
[   ] Confidential for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))



Circon Corporation, a Delaware corporation (Commission File No. 0-12025)
_____________________________________________________________________
(Name of Registrant as Specified in its Charter)
- ---------------------------------------------------------------------
(Name of person(s) Filing Proxy Statement
 Payment of Filing Fee (Check the appropriate box):

[   ]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
     of Schedule 14A.
[   ]$500 per each party to the controversy pursuant to Exchange Act Rule 14a
     -6(i)(3).
[   ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:
        ____________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ____________________________________________________________

     4) Proposed maximum aggregate value of transaction:
        ____________________________________________________________

     5) Total fee paid:
        ____________________________________________________________

[ X ]Fee paid previously with preliminary materials.

[   ]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registation statement number, or the Form or Schedule and the date of its filing.



     1) Amount Previously Paid:
        ____________________________________________________________

     2) Form, Schedule or Registration Statement No.:
        ____________________________________________________________

     3) Filing Party:
        ____________________________________________________________

     4) Date Filed:
        ____________________________________________________________
SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12
[   ]   Confidential for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
 Circon Corporation, a Delaware corporation (Commission File No. 0-12025)
 ------------------------------------------------------------------------

      (Name of Registrant as Specified In its Charter)
 ________________________________________________________________________
(Name of Person(s) Filing Proxy Statement)

                   Payment of Filing Fee (Check the appropriate box):

[   ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
        (2) of Schedule 14A.
[   ]   $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:
        ____________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing space fee is calculated and state how it was determined):

        ____________________________________________________________

     4) Proposed maximum aggregate value of transaction:
        ____________________________________________________________

     5) Total fee paid:
        ____________________________________________________________

[ X ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ____________________________________________________________

     2) Form, Schedule or Registration Statement No.:
        ____________________________________________________________

     3) Filing Party:
        ____________________________________________________________

     4) Date Filed:
        ____________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12
[   ]   Confidential for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
 Circon Corporation, a Delaware corporation (Commission File No. 0-12025)
 ------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)
 ________________________________________________________________________
                (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

[ X ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
        (2) of Schedule 14A.
[   ]   $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

     1) Title of each class of securities to which transaction applies:
        ____________________________________________________________

     2) Aggregate number of securities to which transaction applies:
        ____________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ____________________________________________________________

     4) Proposed maximum aggregate value of transaction:
        ____________________________________________________________

     5) Total fee paid:
        ____________________________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1) Amount Previously Paid:
        ____________________________________________________________

     2) Form, Schedule or Registration Statement No.:
        ____________________________________________________________

     3) Filing Party:
        ____________________________________________________________

     4) Date Filed:
        ____________________________________________________________